UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 17, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400

Sherman Oaks, California 91403

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 17, 2014, Signature Group Holdings, Inc. (“Signature”) filed with the Securities and Exchange Commission (“SEC”) a preliminary prospectus supplement (the “Prospectus Supplement”) in connection with a public offering of 3,700,000 shares of its common stock, par value $0.001 per share (the “Offering”). The Prospectus Supplement is part of a registration statement on Form S-3 (SEC File No. 333-191020) that Signature filed with the SEC on September 6, 2013, which was declared effective by the SEC on September 26, 2013 and was amended by Post-Effective Amendment filed with the SEC on January 13, 2014 and declared effective by the SEC dated January 17, 2014.

This offering is being conducted in connection with Signature’s previously announced pending acquisition (the “GRSA Acquisition”) by its wholly owned subsidiary, SGH Acquisition Holdco, Inc., of the equity interests of certain entities, which, together with their subsidiaries, comprise the global recycling and specification alloys business of Aleris Corporation (“GRSA”). In the event that the GRSA Acquisition is not consummated, Signature intends to use the remaining net proceeds of the Offering for general corporate purposes, including a termination fee, as applicable, under the purchase agreement relating to the GRSA acquisition, other fees and expenses related to the GRSA Acquisition and the related financing arrangements therefor, and potential future acquisitions.

In connection with the Prospectus Supplement, Signature is filing the following financial statements of Global Recycling and Specification Alloys (Carve-Out of Certain Operations of Aleris Corporation): (1) the Unaudited Combined and Consolidated Financial Statements as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013; and (2) the Combined and Consolidated Financial Statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, as audited by Ernst & Young LLP (“Ernst & Young”). Such financial statements of Global Recycling and Specification Alloys (Carve-Out of Certain Operations of Aleris Corporation) are filed herewith as Exhibit 99.1 and incorporated herein by reference. In addition, the consent of Ernst & Young is filed herewith as Exhibit 23.1, which is incorporated herein by reference.

Also included in the Prospectus Supplement is summary unaudited pro forma financial information, which presents Signature’s pro forma financial position and results of operations derived from historical information after giving effect to the GRSA Acquisition and the pro forma adjustments as set forth therein, with balance sheet data presented as if the transaction was completed on September 30, 2014 and the statements of operations data for the year ended December 31, 2013 and the nine months ended September 30, 2013 and 2014 presented as if the GRSA Acquisition was completed on January 1, 2013. The pro forma financial information included in the Prospectus Supplement is presented for illustrative purposes only and is not necessarily indicative of what the operating results actually would have been had the GRSA Acquisition been completed on the date indicated. In addition, the pro forma information does not purport to project Signature’s future operating results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Unaudited Combined and Consolidated Financial Statements of Global Recycling and Specification Alloys (Carve-Out of Certain Operations of Aleris Corporation) as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013; Combined and Consolidated Financial Statements of Global Recycling and Specification Alloys (Carve-Out of Certain Operations of Aleris Corporation) as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date: November 17, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Unaudited Combined and Consolidated Financial Statements of Global Recycling and Specification Alloys (Carve-Out of Certain Operations of Aleris Corporation) as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013; Combined and Consolidated Financial Statements of Global Recycling and Specification Alloys (Carve-Out of Certain Operations of Aleris Corporation) as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011